                                  EXHIBIT 99.1

         The mortgage loans delivered to the trust (the "Mortgage Loans") will consist of conventional, one-to four- family, adjustable-rate and fixed-rate mortgage loans with principal balances at origination that may or may not conform to Freddie Mac or Fannie Mae loan limits. The Depositor will purchase the Mortgage Loans from the Seller pursuant to the Mortgage Loan Purchase Agreement, dated March 4, 2004 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. Pursuant to the Pooling and Servicing Agreement, dated March 1, 2004 (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer and the Trustee, the Depositor will cause the Mortgage Loans to be assigned to the Trustee for the benefit of the certificateholders.

          The Mortgage Loans will be secured by mortgages or deeds of trust or other similar security instruments creating first liens on residential properties (the "Mortgaged Properties") consisting of attached, detached or semi-detached one-to four-family dwelling units, individual condominium units or individual units in planned unit developments and manufactured housing. The Mortgage Loans will have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         Each adjustable-rate Mortgage Loan will accrue interest at the adjustable-rate calculated as specified under the terms of the related mortgage note and each fixed-rate Mortgage Loan will have a Mortgage Rate that is fixed for the life of such Mortgage (each such rate, a "Mortgage Rate").

         Approximately 95.36% and approximately 4.64% of the Mortgage Loans, by aggregate scheduled principal balance as of the Closing Date, were originated by the Seller's wholesale lending affiliates, Argent Mortgage Company, LLC ("Argent") and Olympus Mortgage Company ("Olympus" and together with Argent, the "Originators"), respectively.

         Each adjustable-rate Mortgage Loan will accrue interest at a Mortgage Rate that is adjustable. The adjustable-rate Mortgage Loans will provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for approximately 63.55% of the adjustable-rate Mortgage Loans will occur after an initial period of two years after origination, and the first adjustment for approximately 36.45% of the adjustable-rate Mortgage Loans will occur after an initial period of three years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the ("Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.000% per annum on the first related Adjustment Date (the ("Initial Periodic Rate Cap") and will not increase or decrease by more than 1.000% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The Mortgage Loans will have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

         None of the Mortgage Loans will be Buydown Mortgage Loans.

         Approximately 72.51% of the Mortgage Loans, by aggregate scheduled principal balance as of the Closing Date, provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

MORTGAGE LOAN STATISTICS

         The Mortgage Loans consist of 2,813 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $500,000,018.50, after application of scheduled payments due on or before the Cut-off Date whether or not received and application of all unscheduled payments of principal received prior to the Closing Date. None of the Mortgage Loans had a first Due Date prior to October 2003 or after March 2004, or will have a remaining term to stated maturity of less than 175 months or greater than 359 months as of the Closing Date. The latest maturity date of any Mortgage Loans is February 2034.


-----------------------------------------------------------------------------------------------------------------------------------
                                                            COLLATERAL TYPE
-----------------------------------------------------------------------------------------------------------------------------------
                                              PRINCIPAL                          REMAINING
                               NUMBER OF       BALANCE         % OF PRINCIPAL     TERM TO                   GROSS
                                MORTGAGE      AS OF THE        BALANCE AS OF      MATURITY     DEBT-TO-     COUPON            OLTV
      COLLATERAL TYPE            LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME1(%)     (%)     FICO1    (%)
      ---------------            -----       ------------     ----------------    --------    ----------     ---     -----    ---
2-yr Fixed / Adjustable-Rate..   1,201   $   207,796,935.08        41.56%          357          37.44        7.348    618    88.49
3-yr Fixed / Adjustable-Rate..     655       119,196,934.18        23.84           357          38.65        7.189    608    84.84
Fixed Rate....................     957       173,006,149.24        34.60           349          38.48        6.887    638    81.84
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           2,813   $   500,000,018.50       100.00%          354          38.09        7.151    622    85.32
-----------------------------------------------------------------------------------------------------------------------------------

         1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL BALANCES AT ORIGINATION
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                         REMAINING
     RANGE OF                  NUMBER OF        BALANCE       % OF PRINCIPAL      TERM TO     DEBT-TO-    GROSS
PRINCIPAL BALANCES             MORTGAGE          AS OF         BALANCE AS OF     MATURITY     INCOME1     COUPON               OLTV
 AT ORIGINATION ($)              LOANS        ORIGINATION      ORIGINATION       (MONTHS)*     (%)*         (%)*       FICO*    (%)
-----------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00........     717     $    57,060,409.00      11.39%          350          35.27        7.825     606    82.89
100,000.01 - 150,000.00.......     689          85,552,673.00      17.07           353          36.95        7.425     607    84.65
150,000.01 - 200,000.00.......     491          85,346,287.00      17.03           354          38.59        7.241     619    86.93
200,000.01 - 250,000.00.......     348          77,883,117.00      15.54           354          38.97        7.005     621    84.51
250,000.01 - 300,000.00.......     190          52,036,310.00      10.38           355          37.92        6.985     631    86.99
300,000.01 - 350,000.00.......     156          50,726,568.00      10.12           356          40.16        6.971     626    86.91
350,000.01 - 400,000.00.......     110          41,323,749.00       8.25           357          39.22        6.678     640    86.03
400,000.01 - 450,000.00.......      58          24,482,816.00       4.89           357          39.82        6.703     655    86.46
450,000.01 - 500,000.00.......      49          23,710,765.00       4.73           357          37.35        6.795     637    82.18
500,000.01 - 550,000.00.......       1             548,000.00       0.11           357          44.00        5.600     637    80.00
550,000.01 - 600,000.00.......       2           1,152,000.00       0.23           358          24.50        7.643     592    75.30
600,000.01 - 650,000.00.......       1             642,000.00       0.13           358          34.00        6.000     694    76.43
650,000.01 - 700,000.00.......       1             656,000.00       0.13           357          31.00        5.900     701    68.98
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           2,813     $   501,120,694.00     100.00%          354          38.09        7.150     622    85.32
-----------------------------------------------------------------------------------------------------------------------------------
         *Based on the original balances of the Mortgage Loans.
         1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                          PRINCIPAL BALANCE AS OF THE CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                         REMAINING
RANGE OF PRINCIPAL             NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO     DEBT-TO-    GROSS
BALANCES AS OF THE CUT-        MORTGAGE         AS OF THE        BALANCE AS OF      MATURITY    INCOME1     COUPON             OLTV
OFF DATE ($)                     LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)     FICO      (%)
50,000.01 - 100,000.00........    717      $    56,935,982.50        11.39%           350        35.27       7.825    606     82.89
100,000.01 - 150,000.00.......    693           85,966,943.22        17.19            353        36.92       7.423    608     84.70
150,000.01 - 200,000.00.......    489           84,957,445.48        16.99            353        38.63       7.240    618     86.86
200,000.01 - 250,000.00.......    346           77,306,055.49        15.46            355        38.97       7.007    621     84.54
250,000.01 - 300,000.00.......    197           54,015,582.75        10.80            355        38.13       6.953    633     86.96
300,000.01 - 350,000.00.......    151           49,214,875.40         9.84            356        39.92       7.020    623     86.98
350,000.01 - 400,000.00.......    108           40,531,222.91         8.11            357        39.34       6.657    642     85.97
400,000.01 - 450,000.00.......     59           24,875,184.63         4.98            357        39.93       6.692    656     86.62
450,000.01 - 500,000.00.......     48           23,205,642.23         4.64            357        37.19       6.809    636     81.93
500,000.01 - 550,000.00.......      1              546,225.87         0.11            357        44.00       5.600    637     80.00
550,000.01 - 600,000.00.......      2            1,150,477.66         0.23            358        24.49       7.642    592     75.30
600,000.01 - 650,000.00.......      1              640,396.20         0.13            358        34.00       6.000    694     76.43
650,000.01 - 700,000.00.......      1              653,984.16         0.13            357        31.00       5.900    701     68.98
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,813      $   500,000,018.50       100.00%           354        38.09       7.151    622     85.32
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                                 REMAINING TERM TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
                                       PRINCIPAL                          REMAINING
                      NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO     DEBT-TO-     GROSS
RANGE OF MONTHS       MORTGAGE         AS OF THE        BALANCE AS OF      MATURITY    INCOME1      COUPON             OLTV
REMAINING (MONTHS)      LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
120-180...............    50     $     6,471,521.97          1.29%           178        36.06        6.944     637      73.13
181-240...............    31           3,893,311.26          0.78            238        36.55        6.631     625      74.24
300-360............... 2,732         489,635,185.27         97.93            358        38.13        7.157     622      85.57
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,813     $   500,000,018.50        100.00%           354        38.09        7.151     622      85.32
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                                           MORTGAGE RATE
-----------------------------------------------------------------------------------------------------------------------------------
                                       PRINCIPAL                           REMAINING
                      NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO     DEBT-TO-     GROSS
RANGE OF CURRENT       MORTGAGE         AS OF THE        BALANCE AS OF      MATURITY    INCOME1     COUPON             OLTV
MORTGAGE RATES (%)       LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499..........   33       $     9,586,328.25         1.92%            353        40.35     5.342       668    78.23
5.500 - 5.999..........  191            47,021,147.40         9.40             353        40.18     5.766       660    79.43
6.000 - 6.499..........  317            70,830,494.53        14.17             353        39.13     6.238       645    83.70
6.500 - 6.999..........  551           104,965,681.61        20.99             352        38.20     6.737       631    86.00
7.000 - 7.499..........  542            93,513,124.58        18.70             354        37.49     7.215       619    87.30
7.500 - 7.999..........  494            82,537,732.60        16.51             357        36.81     7.737       609    87.53
8.000 - 8.499..........  328            47,672,203.15         9.53             355        37.50     8.209       591    87.03
8.500 - 8.999..........  196            25,107,822.94         5.02             354        37.86     8.697       592    86.70
9.000 - 9.499..........   86            10,184,651.61         2.04             354        38.14     9.192       574    84.24
9.500 - 9.999..........   51             5,811,330.47         1.16             358        36.19     9.676       562    79.59
10.000 - 10.499........    7               743,509.40         0.15             357        32.04    10.245       560    75.55
10.500 - 10.999........    7               761,911.69         0.15             358        38.64    10.691       557    66.61
11.500 - 11.999........    5               490,566.10         0.10             358        41.55    11.793       566    58.25
12.000 - 12.499........    3               510,972.92         0.10             358        33.92    12.174       555    62.69
12.500 - 12.999........    2               262,541.25         0.05             356        54.46    12.746       502    60.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,813       $   500,000,018.50       100.00%            354        38.09     7.151       622    85.32
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                                 ORIGINAL LOAN-TO-VALUE RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
                                           PRINCIPAL                          REMAINING
RANGE OF ORIGINAL         NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO     DEBT-TO-     GROSS
LOAN-TO-VALUE RATIOS       MORTGAGE         AS OF THE        BALANCE AS OF      MATURITY    INCOME1     COUPON             OLTV
(%)                         LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
25.00 or less..............    3       $       288,279.20         0.06%          317          34.96      6.589     604     21.46
25.01 - 30.00..............    2               275,140.04         0.06           356          43.56      7.025     542     27.07
30.01 - 35.00..............    3               537,927.40         0.11           357          33.99      6.044     618     33.03
35.01 - 40.00..............    9             1,654,721.12         0.33           349          28.19      6.403     591     37.96
40.01 - 45.00..............   11             1,547,697.11         0.31           263          30.32      6.489     672     42.91
45.01 - 50.00..............   20             2,803,092.57         0.56           331          39.05      6.640     637     48.12
50.01 - 55.00..............   23             4,075,972.21         0.82           355          42.27      6.918     602     52.46
55.01 - 60.00..............   46             8,173,968.29         1.63           352          38.16      7.641     593     58.18
60.01 - 65.00..............   72            11,356,860.60         2.27           352          37.84      7.081     598     63.20
65.01 - 70.00..............  115            20,147,365.01         4.03           345          36.83      6.955     606     68.92
70.01 - 75.00..............  173            28,806,002.37         5.76           351          37.98      6.943     608     74.01
75.01 - 80.00..............  359            62,560,617.09        12.51           352          37.60      6.978     612     79.33
80.01 - 85.00..............  366            64,860,539.40        12.97           357          38.47      7.131     608     84.20
85.01 - 90.00..............  825           141,086,786.51        28.22           356          36.84      7.332     627     89.56
90.01 - 95.00..............  786           151,825,049.58        30.37           356          39.57      7.141     637     94.68
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,813       $   500,000,018.50       100.00%          354          38.09      7.151     622     85.32
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                                    FICO SCORE AT ORIGINATION
-----------------------------------------------------------------------------------------------------------------------------------
                                              PRINCIPAL                          REMAINING
                             NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO     DEBT-TO-     GROSS
                             MORTGAGE         AS OF THE        BALANCE AS OF      MATURITY    INCOME1      COUPON             OLTV
RANGE OF FICO SCORES          LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)       FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
500 - 519...................      88     $    11,191,376.63        2.24%            357        40.42        8.224     510     75.51
520 - 539...................     141          19,987,814.14        4.00             356        38.51        7.973     530     75.90
540 - 559...................     233          37,337,800.83        7.47             356        39.46        7.777     551     81.95
560 - 579...................     249          38,611,810.88        7.72             355        39.05        7.773     569     80.95
580 - 599...................     337          56,226,141.42       11.25             353        38.78        7.463     589     85.86
600 - 619...................     440          80,050,344.17       16.01             353        38.85        7.042     609     87.57
620 - 639...................     457          84,132,165.18       16.83             355        38.48        6.963     629     86.86
640 - 659...................     322          60,422,653.43       12.08             355        37.04        6.901     649     87.80
660 - 679...................     202          37,945,020.80        7.59             354        36.27        6.925     668     87.42
680 - 699...................     145          29,968,316.56        5.99             351        37.42        6.549     689     86.68
700 - 719...................      76          15,769,105.51        3.15             354        36.33        6.674     707     86.81
720 - 739...................      52          11,528,593.10        2.31             357        36.81        6.563     729     83.91
740 - 759...................      44           9,961,733.56        1.99             357        35.19        6.535     748     85.86
760 - 779...................      21           5,467,898.11        1.09             348        33.27        6.250     768     82.33
780 - 799...................       5           1,329,770.36        0.27             326        35.94        5.761     789     74.06
800-819.....................       1              69,473.82        0.01             358        20.00        6.500     810     80.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,813     $   500,000,018.50      100.00%            354        38.09        7.151     622     85.32
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                                       DEBT-TO-INCOME RATIO
-----------------------------------------------------------------------------------------------------------------------------------
                                              PRINCIPAL                          REMAINING
                             NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO     DEBT-TO-     GROSS
RANGE OF DEBT-TO-             MORTGAGE         AS OF THE        BALANCE AS OF      MATURITY    INCOME1     COUPON           OLTV
INCOME RATIOS (%)            LOANS         CUT-OFF DATE     THE CUT-OFF DATE       (MONTHS)    (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
  20.00 or less............     211      $    34,305,353.51        6.86%            353        13.70       7.258      642     83.90
 20.01-   25.00............     197           29,015,012.34        5.80             354        23.17       7.402      625     84.22
 25.01-   30.00............     286           45,267,410.44        9.05             354        28.13       7.326      620     84.67
 30.01-   35.00............     365           63,008,708.31       12.60             354        32.99       7.094      625     84.27
 35.01-   40.00............     469           82,632,162.80       16.53             353        38.20       7.062      624     84.77
 40.01-   45.00............     521           98,896,333.00       19.78             355        43.15       7.143      623     86.88
 45.01-   50.00............     712          137,274,483.33       27.45             356        48.12       7.112      616     87.19
 50.01-   55.00............      52            9,600,554.77        1.92             352        53.14       6.952      607     65.48
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,813      $   500,000,018.50      100.00%            354        38.09       7.151      622     85.32
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                                  GEOGRAPHIC DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                         REMAINING
                             NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO     DEBT-TO-     GROSS
                              MORTGAGE         AS OF THE        BALANCE AS OF      MATURITY    INCOME1     COUPON            OLTV
STATE                          LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
California....................    519     $   134,050,841.73        26.81%          355        39.40        6.673     638     83.80
Florida.......................    372          52,354,815.83        10.47           354        38.63        7.201     620     86.35
New York......................    175          48,309,979.27         9.66           354        38.54        6.937     626     81.74
Illinois......................    253          44,039,836.21         8.81           356        38.15        7.482     615     86.30
Maryland......................     99          18,392,745.14         3.68           349        39.11        7.263     606     85.32
Texas.........................    128          16,343,344.77         3.27           349        34.85        7.603     612     85.67
Arizona.......................    125          15,914,730.42         3.18           353        35.91        7.190     623     87.68
Michigan......................    104          12,540,975.73         2.51           356        34.31        7.869     604     86.62
Colorado......................     56          11,554,371.14         2.31           357        38.82        7.220     607     88.99
Ohio..........................    107          11,296,828.47         2.26           355        35.15        7.665     598     87.52
Connecticut...................     58          10,281,409.28         2.06           355        36.18        7.220     611     86.87
Massachusetts.................     43          10,136,880.49         2.03           358        36.78        7.259     629     84.80
Minnesota.....................     53           9,694,854.49         1.94           357        38.59        7.035     631     87.41
Washington....................     54           9,657,349.79         1.93           352        37.37        7.314     614     87.94
Nevada........................     56           9,560,094.19         1.91           358        40.22        7.365     622     89.37
New Jersey....................     44           8,674,934.99         1.73           356        39.89        7.209     612     82.85
Pennsylvania..................     57           7,552,472.23         1.51           348        38.34        7.366     610     82.95
Georgia.......................     40           6,525,413.48         1.31           356        33.39        7.228     622     88.53
Utah..........................     38           6,399,350.41         1.28           358        37.05        7.648     629     91.98
Rhode Island..................     34           6,245,076.53         1.25           354        38.24        7.234     620     81.84
Other.........................    398          50,473,713.91        10.09           353        37.03        7.563     611     86.38
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,813     $   500,000,018.50       100.00%          354        38.09        7.151     622     85.32
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                                     OCCUPANCY STATUS
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                         REMAINING
                             NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO     DEBT-TO-     GROSS
                              MORTGAGE         AS OF THE        BALANCE AS OF      MATURITY    INCOME1     COUPON            OLTV
OCCUPATION STATUS*             LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied.............    2,423       $   443,698,249.70       88.74%            354      39.08        7.092     618     85.31
Non-Owner Occupied.........      368            52,204,375.99       10.44             354      29.89        7.669     652     85.60
Second Home................       22             4,097,392.81        0.82             355      35.54        6.886     667     82.56
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,813       $   500,000,018.50      100.00%            354      38.09        7.151     622     85.32
-----------------------------------------------------------------------------------------------------------------------------------

         *Based on mortgagor representation at origination.
         1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                                      DOCUMENTATION TYPE
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                         REMAINING
                             NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO     DEBT-TO-     GROSS
                              MORTGAGE         AS OF THE        BALANCE AS OF      MATURITY    INCOME1     COUPON            OLTV
INCOME DOCUMENTATION           LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation.........    1,880       $   315,574,483.05       63.11%           354        38.95      7.004       616    84.55
Stated Documentation.......      799           157,286,045.62       31.46            356        36.70      7.455       635    86.65
Limited Documentation......      134            27,139,489.83        5.43            352        36.12      7.089       626    86.51
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,813       $   500,000,018.50      100.00%           354        38.09      7.151       622    85.32
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                                         LOAN PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                         REMAINING
                             NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO     DEBT-TO-     GROSS
                              MORTGAGE         AS OF THE        BALANCE AS OF      MATURITY    INCOME1     COUPON             OLTV
PURPOSE                         LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance-Debt
Consolidation Cash Out**...    1,827       $   330,863,601.61        66.17%            353     38.83       7.058        616   83.49
Purchase...................      773           130,694,337.42        26.14             357     36.29       7.415        639   90.69
Refinance-Debt
Consolidation No Cash Out***     213            38,442,079.47         7.69             352     37.86       7.047        623   82.76
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,813       $   500,000,018.50       100.00%            354     38.09       7.151        622   85.32
-----------------------------------------------------------------------------------------------------------------------------------

        ** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

        *** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

         1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                                            CREDIT GRADE
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                         REMAINING
                             NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO     DEBT-TO-     GROSS
                              MORTGAGE         AS OF THE        BALANCE AS OF      MATURITY    INCOME1     COUPON             OLTV
RISK CATEGORY*                 LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
1..........................    1,949       $   352,683,991.53      70.54%            354        37.82       6.989     632     86.74
2..........................      252            43,223,637.98       8.64             355        38.24       7.301     602     84.94
3..........................      249            38,418,795.60       7.68             356        37.70       7.424     594     82.85
4..........................      176            29,851,792.38       5.97             355        40.04       7.645     596     80.48
5..........................       70             9,680,494.06       1.94             351        37.81       8.082     580     71.85
6..........................       20             2,921,560.40       0.58             357        38.49      10.817     559     63.99
A..........................       77            18,558,824.21       3.71             357        40.43       7.214     636     85.21
A-.........................        9             1,896,152.03       0.38             357        37.21       7.350     539     69.42
B..........................        1               173,974.60       0.03             358        47.00       7.200     700     85.00
C..........................        5               935,217.40       0.19             332        38.18       9.317     583     73.71
C-.........................        5             1,655,578.31       0.33             357        41.18       8.361     567     79.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,813       $   500,000,018.50     100.00%            354        38.09       7.151     622     85.32
-----------------------------------------------------------------------------------------------------------------------------------
         * Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC.

         1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                                          PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                         REMAINING
                             NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO     DEBT-TO-     GROSS
                              MORTGAGE         AS OF THE        BALANCE AS OF      MATURITY    INCOME1     COUPON             OLTV
PROPERTY TYPE                  LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached.....    2,162      $   379,030,087.38        75.81%           354        38.24      7.138       620    85.30
Two-to Four-Family.........      213           44,801,548.96         8.96            354        36.03      7.301       635    82.93
PUD Detached...............      207           41,486,566.80         8.30            353        38.75      7.001       629    86.34
Condominium ...............      155           25,080,836.88         5.02            357        38.25      7.258       627    88.60
Manufactured Housing.......       50            4,865,469.54         0.97            346        37.16      7.417       621    78.58
PUD Attached...............       23            4,382,432.47         0.88            350        39.47      7.184       633    89.58
Single Family Attached.....        3              353,076.47         0.07            358        48.72      8.015       600    90.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,813      $   500,000,018.50       100.00%           354        38.09      7.151       622    85.32
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                                     PREPAYMENT CHARGE TERM
-----------------------------------------------------------------------------------------------------------------------------------
                                              PRINCIPAL                          REMAINING
PREPAYMENT CHARGE            NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO     DEBT-TO-     GROSS
TERM AT ORIGINATION          MORTGAGE         AS OF THE        BALANCE AS OF      MATURITY    INCOME1      COUPON             OLTV
(MOS.)                         LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
0..........................     787     $   137,473,954.31         27.49%            353        38.51      7.352      612     85.34
12.........................     165          40,498,944.68          8.10             353        37.77      7.076      633     81.43
24.........................     806         141,976,776.60         28.40             358        37.38      7.298      620     88.53
36.........................   1,055         180,050,342.91         36.01             353        38.40      6.898      629     83.64
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,813     $   500,000,018.50        100.00%            354        38.09      7.151      622     85.32
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                                         CONFORMING BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                         REMAINING
                              NUMBER OF         BALANCE        % OF PRINCIPAL      TERM TO     DEBT-TO-     GROSS
                              MORTGAGE         AS OF THE        BALANCE AS OF      MATURITY    INCOME1      COUPON             OLTV
CONFORMING BALANCE              LOANS         CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
Conforming.................    2,579       $   405,311,171.37        81.06%          354        37.92       7.239      618    85.39
Non-Conforming.............      234            94,688,847.13        18.94           357        38.82       6.773      640    85.02
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,813       $   500,000,018.50       100.00%          354        38.09       7.151      622    85.32
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                         MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE LOANS
-----------------------------------------------------------------------------------------------------------------------------------
                                             PRINCIPAL       % OF PRINCIPAL
                                              BALANCE          BALANCE OF       REMAINING
                          NUMBER OF       OF ADJUSTABLE     ADJUSTABLE RATE     TERM TO     DEBT-TO-     GROSS
RANGE OF MAXIMUM          MORTGAGE       RATE LOANS AS OF    LOANS AS OF THE   MATURITY     INCOME1      COUPON             OLTV
MORTGAGE RATES (%)          LOANS         THE CUT-OFF DATE    CUT-OFF DATE     (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499...........   14         $     4,097,811.23         1.25%          358        38.10       5.324     623     82.00
11.500 - 11.999...........   80              19,646,764.30         6.01           356        41.51       5.772     650     82.12
12.000 - 12.499...........  160              36,245,618.49        11.08           357        39.62       6.257     637     86.12
12.500 - 12.999...........  354              67,952,912.64        20.78           357        38.29       6.732     629     88.41
13.000 - 13.499...........  389              68,253,016.02        20.87           357        37.00       7.218     617     88.46
13.500 - 13.999...........  367              61,870,751.80        18.92           357        36.63       7.739     603     87.97
14.000 - 14.499...........  252              38,333,116.81        11.72           358        37.06       8.204     589     87.48
14.500 - 14.999...........  137              18,135,014.37         5.55           357        38.67       8.684     590     88.43
15.000 - 15.499...........   55               6,513,945.00         1.99           357        37.31       9.230     561     82.77
15.500 - 15.999...........   31               3,860,620.94         1.18           358        37.79       9.704     555     79.99
16.000 - 16.499...........    4                 535,597.10         0.16           357        32.31      10.242     546     72.03
16.500 - 16.999...........    5                 547,161.54         0.17           358        36.55      10.692     549     68.70
17.500 - 17.999...........    5                 490,566.10         0.15           358        41.55      11.793     566     58.25
18.000 - 18.499...........    3                 510,972.92         0.16           358        33.92      12.174     555     62.69
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,856         $   326,993,869.26       100.00%          357        37.88       7.290     614     87.16
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                           MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE LOANS
-----------------------------------------------------------------------------------------------------------------------------------
                                             PRINCIPAL       % OF PRINCIPAL
                                              BALANCE          BALANCE OF       REMAINING
                          NUMBER OF       OF ADJUSTABLE     ADJUSTABLE RATE     TERM TO     DEBT-TO-     GROSS
RANGE OF MINIMUM          MORTGAGE       RATE LOANS AS OF    LOANS AS OF THE   MATURITY     INCOME1      COUPON             OLTV
MORTGAGE RATES (%)          LOANS         THE CUT-OFF DATE    CUT-OFF DATE     (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499.............    14       $     4,097,811.23         1.25%          358        38.10         5.324     623     82.00
5.500 - 5.999.............    80            19,646,764.30         6.01           356        41.51         5.772     650     82.12
6.000 - 6.499.............   160            36,245,618.49        11.08           357        39.62         6.257     637     86.12
6.500 - 6.999.............   354            67,952,912.64        20.78           357        38.29         6.732     629     88.41
7.000 - 7.499.............   389            68,253,016.02        20.87           357        37.00         7.218     617     88.46
7.500 - 7.999.............   367            61,870,751.80        18.92           357        36.63         7.739     603     87.97
8.000 - 8.499.............   252            38,333,116.81        11.72           358        37.06         8.204     589     87.48
8.500 - 8.999.............   137            18,135,014.37         5.55           357        38.67         8.684     590     88.43
9.000 - 9.499.............    55             6,513,945.00         1.99           357        37.31         9.230     561     82.77
9.500 - 9.999.............    31             3,860,620.94         1.18           358        37.79         9.704     555     79.99
10.000 - 10.499...........     4               535,597.10         0.16           357        32.31        10.242     546     72.03
10.500 - 10.999...........     5               547,161.54         0.17           358        36.55        10.692     549     68.70
11.500 - 11.999...........     5               490,566.10         0.15           358        41.55        11.793     566     58.25
12.000 - 12.499...........     3               510,972.92         0.16           358        33.92        12.174     555     62.69
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,856       $   326,993,869.26       100.00%          357        37.88         7.290     614     87.16
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                      GROSS MARGINS OF THE ADJUSTABLE-RATE LOANS
-----------------------------------------------------------------------------------------------------------------------------------
                                             PRINCIPAL       % OF PRINCIPAL
                                              BALANCE          BALANCE OF       REMAINING
                          NUMBER OF       OF ADJUSTABLE     ADJUSTABLE RATE     TERM TO     DEBT-TO-     GROSS
RANGE OF GROSS            MORTGAGE       RATE LOANS AS OF    LOANS AS OF THE   MATURITY     INCOME1      COUPON             OLTV
MARGINS (%)                 LOANS         THE CUT-OFF DATE    CUT-OFF DATE     (MONTHS)      (%)         (%)       FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.749.............   733       $   115,751,623.02        35.40%          357         37.21       7.421     610      86.92
4.750 - 4.999.............     1               148,010.16         0.05           355         36.00       8.150     601      90.00
5.000 - 5.249.............     1               314,624.78         0.10           358         37.00       8.600     573      90.00
5.500 - 5.749.............    71            17,483,408.51         5.35           357         40.22       7.403     618      84.72
6.000 - 6.249.............     4               631,097.39         0.19           357         25.07       7.853     573      80.43
6.250 - 6.499.............     6             1,072,061.26         0.33           357         34.43       7.957     647      88.09
6.500 - 6.749............. 1,038           191,228,854.59        58.48           357         38.14       7.189     617      87.54
7.000 - 7.249.............     2               364,189.55         0.11           358         39.26       8.741     599      84.23
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,856       $   326,993,869.26       100.00%          357         37.88       7.290     614      87.16
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                    NEXT ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS
-----------------------------------------------------------------------------------------------------------------------------------
                                             PRINCIPAL       % OF PRINCIPAL
                                              BALANCE          BALANCE OF       REMAINING
                          NUMBER OF       OF ADJUSTABLE     ADJUSTABLE RATE     TERM TO     DEBT-TO-     GROSS
                          MORTGAGE       RATE LOANS AS OF    LOANS AS OF THE    MATURITY     INCOME1      COUPON             OLTV
NEXT ADJUSTMENT DATE        LOANS         THE CUT-OFF DATE    CUT-OFF DATE       (MONTHS)      (%)         (%)       FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
August 2005...............      1       $       302,419.65         0.09%          354        27.00        7.900       571    89.94
September 2005............      2               586,722.29         0.18           354        46.48        7.782       531    75.73
October 2005..............     25             4,974,974.95         1.52           355        35.7         7.453       590    79.50
November 2005.............     77            12,870,386.04         3.94           356        38.46        7.416       614    86.24
December 2005.............    413            72,104,222.11        22.05           357        38.16        7.419       617    88.88
January 2006..............    611           105,918,632.62        32.39           358        37.93        7.233       622    89.23
February 2006.............     72            11,039,577.42         3.38           359        27.54        7.828       603    86.19
September 2006............      1               336,047.45         0.10           354        17.00        7.750       658    90.00
October 2006..............      5             1,184,704.47         0.36           355        35.73        7.354       554    76.27
November 2006.............     47             9,881,388.10         3.02           356        38.64        7.358       605    80.95
December 2006.............    215            40,745,478.63        12.46           356        39.48        7.188       603    84.27
January 2007..............    346            61,689,034.69        18.87           357        38.48        7.110       613    86.06
February 2007.............     41             5,360,280.84         1.64           359        36.19        7.714       594    83.77
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,856       $   326,993,869.26       100.00%          357        37.88        7.290       614    87.16
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                     INITIAL PERIODIC CAP OF THE ADJUSTABLE-RATE LOANS
-----------------------------------------------------------------------------------------------------------------------------------
                                             PRINCIPAL       % OF PRINCIPAL
                                              BALANCE          BALANCE OF       REMAINING
                          NUMBER OF       OF ADJUSTABLE     ADJUSTABLE RATE     TERM TO     DEBT-TO-     GROSS
INITIAL PERIODIC           MORTGAGE       RATE LOANS AS OF    LOANS AS OF THE   MATURITY     INCOME1     COUPON             OLTV
CAP (%)                      LOANS         THE CUT-OFF DATE    CUT-OFF DATE     (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
2.000.....................   1,856       $   326,993,869.26       100.00%          357        37.88      7.290       614    87.16
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,856       $   326,993,869.26       100.00%          357        37.88      7.290       614    87.16
-----------------------------------------------------------------------------------------------------------------------------------

1 Non-zero weighted averages


-----------------------------------------------------------------------------------------------------------------------------------
                                              PERIODIC CAP OF THE ADJUSTABLE-RATE LOANS
-----------------------------------------------------------------------------------------------------------------------------------
                                             PRINCIPAL       % OF PRINCIPAL
                                              BALANCE          BALANCE OF       REMAINING
                          NUMBER OF       OF ADJUSTABLE     ADJUSTABLE RATE     TERM TO     DEBT-TO-     GROSS
PERIODIC                   MORTGAGE       RATE LOANS AS OF    LOANS AS OF THE   MATURITY     INCOME1     COUPON             OLTV
CAP (%)                      LOANS         THE CUT-OFF DATE    CUT-OFF DATE     (MONTHS)      (%)         (%)       FICO    (%)
-----------------------------------------------------------------------------------------------------------------------------------
1.000......................   1,856     $   326,993,869.26       100.00%          357        37.88       7.290      614     87.16
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,856     $   326,993,869.26       100.00%          357        37.88       7.290      614     87.16

1 Non-zero weighted averages